UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 17, 2025

Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 001-39050

Delaware	45-3361983
State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos, CA	94070
Address of Principal Executive Offices	Zip Code

(650) 810-8823

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Officer; Appointment of Interim Chief Financial Officer

On March 17, 2025, Casey Mueller notified Oportun Financial Corporation (the “Company”) that effective as of April 18, 2025, he plans to resign from his role as Principal Accounting Officer and Global Controller to accept a position at another company.

Mr. Mueller has served as the Company’s Principal Accounting Officer since 2022 and Global Controller since 2018. Mr. Mueller’s resignation did not involve any disagreements with the Company on any matter relating to the Company’s operations, policies, or practices.

Given Mr. Mueller’s resignation, Paul Appleton, the Company’s Treasurer and Head of Capital Markets, will serve as interim Chief Financial Officer following Jonathan Coblentz’ retirement as the Company’s Chief Financial Officer, until the search for Mr. Coblentz’ successor is completed. With the assistance of a leading executive search firm, the Company has identified and engaged with several highly qualified candidates in connection with its search process for a permanent chief financial officer.

To support the transition of his role to a successor, the Company expects to enter into a consulting arrangement with Mr. Coblentz following his retirement date through the filing of the Company’s Form 10-Q for the first quarter of 2025.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of United States securities laws, including statements about the Company’s expectations regarding changes to its executive management team. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “intend,” “will,” “plan,” “believe,” “anticipate,” and “may,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements. Important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our most recent annual reports on Form 10-K and quarterly reports on Form 10-Q and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this report should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this report is first filed with the Securities and Exchange Commission, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date: March 21, 2025	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer (Principal Financial Officer)